     AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 24, 2005.

                                                             File Nos. 333-63730
                                                                       811-04865

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No.__                       [ ]

                        Post-Effective Amendment No. 6                       [X]

                                     and/or

                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 71                               [X]

                     (Check Appropriate Box or Boxes)

                                   ----------

                               VARIABLE ACCOUNT A
                           (Exact Name of Registrant)

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                               (Name of Depositor)

                                 80 PINE STREET,
                            NEW YORK, NEW YORK 10005
             (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (713) 831-3150

                                   ----------

             NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA
                               (Name of Guarantor)

                        70 PINE STREET NEW YORK, NY 10270
             (Address of Guarantor's Principal Offices) (Zip Code)

        Guarantor's Telephone Number, including Area Code: (212) 458-5819

                              LAUREN W. JONES, ESQ.
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                     2929 ALLEN PARKWAY HOUSTON, TEXAS 77019
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

                                   ----------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

[X]  immediately upon filing pursuant to paragraph (b) of Rule 485

[_]  on [INSERT DATE if applicable] pursuant to paragraph (b) of Rule 485

[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]  on [INSERT DATE if applicable] pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: (i) units of interests in VARIABLE ACCOUNT A of AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

================================================================================

                               VARIABLE ACCOUNT A

                              PART A -- PROSPECTUS


Incorporated by reference to Form N-4, Post-Effective Amendment No. 4 under the Securities Act of 1933 and Amendment No. 61 under the Investment Company Act of 1940, File Nos. 333-63730 and 811-04865, filed on May 2, 2005, Accession No.
0001193125-05-092354 and Post-Effective Amendment No. 5 under the Securities Act of 1933 and Amendment No. 65 under the Investment Company act of 1940, File Nos. 333-63730 and 811-04865, filed on August 12, 2005, Accession No.
0001193125-05-166956.

                            AI LIFE INSURANCE COMPANY
                               VARIABLE ACCOUNT A
                SUPPLEMENT TO PROSPECTUSES DATED AUGUST 12, 2005
               AllianceBernstein Ovation Advisor Variable Annuity
                 AllianceBernstein Ovation Plus Variable Annuity

--------------------------------------------------------------------------------

The date of the prospectus and all references in the prospectus to the date of the Statement of Additional Information are hereby changed to October 24, 2005.

The following paragraphs are inserted in the "Other Information" section following "American International Life Assurance Company of New York" subsection of the prospectus under a new subsection heading "Guarantee of Insurance Obligations":

Insurance obligations under contracts issued by American International Life Assurance Company of New York ("AI Life") are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AI Life. Insurance obligations include, without limitation, contract value invested in any available fixed account option, death benefits, and income options. The guarantee does not guarantee variable contract value or the investment performance of the variable investment options available under the contracts. The guarantee provides that the AI Life's contract owners can enforce the guarantee directly.

AI Life expects that the National Union guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the National Union guarantee would continue to be covered, including obligations arising from Purchase Payments received after termination, until satisfied in full.

National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is a wholly owned subsidiary of American International Group, Inc.

The paragraph below should be inserted as the last paragraph of the "Financial Statements" subsection in the "Other Information" section of the prospectus:

The financial statements of AI Life, Variable Account A and National Union can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at 800-255-8402 or by writing to Delaware Valley Financial Services, LLC, 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031.

                Please keep this supplement with your prospectus.

Dated: October 24, 2005

                               VARIABLE ACCOUNT A


                  PART B - STATEMENT OF ADDITIONAL INFORMATION


Incorporated by reference to Form N-4, Post-Effective Amendment No. 4 under the Securities Act of 1933 and Amendment No. 61 under the Investment Company Act of 1940, File Nos. 333-63730 and 811-04865, filed on May 2, 2005, Accession No.
0001193125-05-092354 and Post-Effective Amendment No. 5 under the Securities Act of 1933 and Amendment No. 65 under the Investment Company act of 1940, File Nos. 333-63730 and 811-04865, filed on August 12, 2005, Accession No.
0001193125-05-166956.

                            AI LIFE INSURANCE COMPANY
                               VARIABLE ACCOUNT A
  SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION DATED AUGUST 12, 2005
               AllianceBernstein Ovation Advisor Variable Annuity
                 AllianceBernstein Ovation Plus Variable Annuity

--------------------------------------------------------------------------------

The date of the Statement of Additional Information ("SAI") is hereby changed to October 24, 2005.

Add a new subsection to the "General Information" section following the "American International Life Assurance Company of New York" subsection, as follows:

National Union Fire Insurance Company of Pittsburgh, Pa.

National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is a wholly owned subsidiary of American International Group, Inc.

Add a new subsection to the "Financial Statements" section, as follows:

National Union Financial Statements

      The statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. as of December 31, 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended appear elsewhere herein, in reliance on the report (which contains an explanatory paragraph relating to National Union Fire Insurance Company of Pittsburgh, Pa.'s adjustment to unassigned surplus at January 1, 2004) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

     You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union, as guarantor, to meet its obligations under the guarantee.

   Please keep this supplement with your Statement of Additional Information.

Dated: October 24, 2005

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                            NAIC Company Code: 19445

                              Financial Statements

                                (Statutory Basis)

                                December 31, 2004

                         Report of Independent Auditors

To the Board of Directors and Shareholders of National Union
 Fire Insurance Company of Pittsburgh, Pa.

We have audited the accompanying statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pennsylvania (the "Company") as of December 31, 2004, and the related statutory statement of income and changes in capital and surplus, and of cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1 and 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flow for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2004, and the results of its operations and its cash flow for the year then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

As discussed in Note 2 to the accompanying financial statements, as a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and a number of transactions. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to include a single 2004 year presentation of its financial statements and to reflect the impact to its 2003 and prior year unassigned surplus as an adjustment to unassigned surplus at January 1, 2004.

PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
New York, NY
October 17, 2005

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                                 2004
                                                                                          ------------------
                                 Admitted Assets
                                 ---------------
Bonds, principally at amortized cost (NAIC market value: 2004 - $9,570,573,421)           $    9,305,455,243
Stocks:
  Non-redeemable preferred stocks, at NAIC market value (cost: 2004 - $2,259,718,101)          2,259,869,600
  Common stocks, at NAIC market value (cost: 2004 - $2,736,085,117)                            5,869,968,485
Short-term investments, at amortized cost (approximates NAIC market value)                       109,445,916
Other invested assets, primarily at equity (cost: 2004 - $778,680,448)                         1,051,860,397
Cash                                                                                             115,855,420
Receivable for securities                                                                         20,335,406
                                                                                          ------------------
  Total cash and invested assets                                                              18,732,790,467
Agents' balances or uncollected premiums:
  Premiums in course of collection                                                               637,679,844
  Premiums and installments booked but deferred and not yet due                                  732,071,029
  Accrued retrospective premiums                                                                   8,146,022
Funds held by or deposited with reinsurers                                                       170,139,026
Amounts billed and receivable under high deductible policies                                     387,572,138
Reinsurance recoverable on loss payments                                                         258,992,292
Electronic data processing equipment, less accumulated depreciation                                        -
Federal and foreign income tax recoverable from parent                                           630,957,888
Net deferred tax asset                                                                           379,831,649
Interest and dividends due and accrued                                                           132,033,449
Receivable from parent, subsidiaries and affiliates                                              571,350,993
Equities in underwriting pools and associations                                                  526,124,099
Deposit accounting assets                                                                      1,729,756,283
Deposit accounting assets - funds held                                                           448,278,780
Other assets                                                                                     356,464,639
                                                                                          ------------------
  Total admitted assets                                                                   $   25,702,188,598
                                                                                          ==================

                        See Notes to Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                               2004
                                                                        ------------------
                                   Liabilities
                                   -----------
Unpaid losses                                                           $    8,653,435,477
Reinsurance payable on paid loss and loss adjustment expenses                  273,784,621
Unpaid loss adjustment expenses                                              1,157,932,033
Commissions payable, contingent commissions and other similar charges           17,127,133
Other expenses (excluding taxes, licenses and fees)                                629,897
Taxes, licenses and fees (excluding federal and foreign income taxes)          125,541,913
Unearned premiums                                                            4,142,836,959
Funds held under reinsurance treaties                                          275,189,079
Provision for reinsurance                                                      334,695,745
Dividends declared and unpaid                                                   50,133,001
Ceded reinsurance premiums payable, net of ceding commissions                   66,516,298
Amounts withheld or retained by company for account of others                   17,075,388
Accrued interest payable                                                       128,955,013
Payable to parent, subsidiaries, and affiliates                              1,190,865,179
Retroactive reinsurance reserve - assumed                                       11,269,882
Retroactive reinsurance reserve - ceded                                        (86,065,351)
Deposit accounting liability - funds held                                    1,149,918,225
Deposit accounting liabilities                                                 691,334,955
Other liabilities                                                              124,191,623
                                                                        ------------------
  Total liabilities                                                         18,325,367,070
                                                                        ------------------
                               Capital and Surplus
                               -------------------
Special surplus funds from retroactive reinsurance                              86,109,944
Common capital stock, $5 par value, 1,000,000 shares authorized,
 895,750 shares issued and outstanding                                           4,478,750
Capital in excess of par value                                               2,494,261,950
Unassigned surplus                                                           4,791,970,884
                                                                        ------------------
  Total capital and surplus                                                  7,376,821,528
                                                                        ------------------
  Total liabilities, capital and surplus                                $   25,702,188,598
                                                                        ==================

                        See Notes to Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
             Statement of Operations and Capital and Surplus Account
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                                              2004
                                                                                        -----------------
Underwriting income:
Premiums earned                                                                         $   6,592,661,871
                                                                                        -----------------
Deductions:
  Losses incurred                                                                           4,943,209,544
  Loss adjustment expenses incurred                                                           755,383,964
  Other underwriting expenses incurred                                                      1,369,228,817
                                                                                        -----------------
Total underwriting deductions                                                               7,067,822,325
                                                                                        -----------------
Net underwriting loss                                                                        (475,160,454)
                                                                                        -----------------
Investment income:
  Net investment income earned                                                                826,486,953
  Net realized capital gain                                                                    69,541,791
                                                                                        -----------------
Net investment gain                                                                           896,028,744
                                                                                        -----------------
Net loss from agents' or premium balances charged off                                         (45,159,809)
Other gain                                                                                     76,730,661
                                                                                        -----------------
Income before dividends to policyholders and federal and foreign income taxes                 452,439,142
Dividends to policyholders                                                                        561,863
                                                                                        -----------------
Income after dividends to policyholders but before federal and foreign income taxes           451,877,279
Federal and foreign income tax benefit                                                        125,487,048
                                                                                        -----------------
Net income                                                                              $     326,390,231
                                                                                        =================
                           Capital and Surplus Account

Total capital and surplus, as of  December 31, previous year                            $   6,899,255,658
  Adjustment to beginning surplus                                                            (545,683,693)
                                                                                        -----------------
Total capital and surplus, as of January 1, 2004                                            6,353,571,965

Gains and (losses) in surplus:
  Net income                                                                                  326,390,231
  Change in net unrealized capital gains                                                      573,378,323
  Change in net deferred income tax                                                           298,937,727
  Change in non-admitted assets                                                               (91,498,718)
  Change in provision for reinsurance                                                          42,397,392
  Paid in surplus                                                                             143,782,280
  Cash dividends to stockholder                                                              (207,198,576)
  Other surplus adjustments                                                                   (83,203,870)
  Foreign exchange translation                                                                 20,264,774
                                                                                        -----------------
Change in surplus as regards policyholders for the year                                     1,023,249,563
                                                                                        -----------------
Total capital and surplus, December 31, current year                                    $   7,376,821,528
                                                                                        =================

                        See Notes to Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                             Statement of Cash Flow
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                                     2004
                                                                              -----------------
Premiums collected, net of reinsurance                                        $   6,963,058,854
Net investment income                                                               831,974,047
Miscellaneous income                                                                 31,570,852
                                                                              -----------------
Total                                                                             7,826,603,753
Benefit and loss related payments                                                   (65,275,726)
Commissions, expenses paid and aggregate write-ins for deductions                 1,864,377,132
Dividends paid to policyholders                                                         634,047
Federal and foreign income taxes paid                                               675,867,893
                                                                              -----------------
Total                                                                             2,475,603,346
                                                                              -----------------
Net cash from operations                                                          5,351,000,407
                                                                              -----------------
Proceeds from investments sold, matured or repaid:
  Bonds                                                                           2,314,127,808
  Stocks                                                                            550,432,733
  Other invested assets                                                           4,024,637,594
  Miscellaneous proceeds                                                             52,604,584
                                                                              -----------------
Total investment proceeds                                                         6,941,802,719
                                                                              -----------------
Cost of investments acquired (long-term only):
  Bonds                                                                           5,009,143,699
  Stocks                                                                            459,758,296
  Other invested assets                                                           4,039,996,619
  Miscellaneous applications                                                        200,244,605
                                                                              -----------------
Total investments acquired                                                        9,709,143,219
                                                                              -----------------
Net cash used for investments                                                    (2,767,340,500)
                                                                              -----------------
Cash provided (applied):
  Capital and paid in surplus, less treasury stock                                  143,782,280
  Dividends to stockholders                                                        (206,319,826)
  Net deposit on deposit-type contracts and other insurance                        (677,632,408)
  Other cash applied                                                             (1,857,650,066)
                                                                              -----------------
Net cash used in financing and miscellaneous sources                             (2,597,820,020)
                                                                              -----------------
Net change in cash and short-term investments                                       (14,160,113)

                                 RECONCILIATION

Cash and short-term investments:

  Beginning of year                                                                 239,461,449
                                                                              -----------------
  End of year                                                                 $     225,301,336
                                                                              =================

                        See Notes to Financial Statements

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

1.   Summary of Significant Statutory Basis Accounting Policies

     (A) Organization

     National Union Fire Insurance Company of Pittsburgh, PA (the "Company" or "NUF") is a direct wholly-owned subsidiary of American International Group, Inc. (the "Parent" or "AIG"). The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. The Company accepts business primarily from insurance brokers, enabling selection of specialized markets and retention of underwriting control. The Company has significant transactions with the Parent and affiliates (see Note 4).

     (B) Accounting Practices

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania.

     The Insurance Department of the Commonwealth of Pennsylvania recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial condition and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     The Insurance Department of the Commonwealth of Pennsylvania has adopted the following accounting practices that differ from those found in NAIC SAP. Specifically, the prescribed practices of discounting of workers compensation reserves on a non-tabular basis (in NAIC SAP, discounting of reserves is not permitted on a non tabular basis) and the permitted practices that Schedule F is prepared on a New York basis including New York Regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance (in NAIC SAP, New York Regulation 20 credits are not permitted).

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the Commonwealth of Pennsylvania is shown below:

                                                                2004
                                                          -----------------
     Net Income, Insurance Department of the
      Commonwealth of Pennsylvania                        $     326,390,231

     State Practices - (Deduction) Income:
       Non-Tabular Discounting                                  (46,613,228)
                                                          -----------------
     Net Income, NAIC SAP                                 $     279,777,003
                                                          =================

     Statutory Surplus, Insurance Department of
      the Commonwealth of  Pennsylvania                   $   7,376,821,528

     State Practices - (Charge) Credit
       Non-Tabular Discounting                                 (191,238,825)
       Reinsurance Credits                                     (201,318,345)
                                                          -----------------
     Statutory Surplus, NAIC SAP                          $   6,984,264,358
                                                          -----------------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. Under GAAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus; (3) the equity in earnings of affiliates with ownership between 20% and 50% is included in net income, and investments in subsidiaries with greater than 50% ownership are consolidated; (4) estimated undeclared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented gross of ceded reinsurance by establishing a reinsurance asset; (6) debt and equity securities deemed to be available for sale and trading securities are reported at fair value, and the difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity, for trading

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost; and
     (7) premium contracts that do not have sufficient risk transfer are treated as deposit accounting assets; (8) contracts are recorded as retroactive and retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method.; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement. Under NAIC SAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus; (3) the equity in earnings of affiliates are included in unrealized appreciation/(depreciation) of investments and subsidiaries (which are not consolidated) are reported directly in surplus with dividends reported as income; (4) declared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented net of ceded reinsurance; (6) NAIC investment grade debt securities are reported at amortized cost, while non-NAIC investment grade debt securities (NAIC rated 3-6) are reported at lower of cost or market; (7) premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with insurance requirements; (8) regardless of risk transfer, an insurance contract deemed to be retroactive receives special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated on the ceding entity to the extent of gains recognized; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant statutory accounting practices are as follows:

     A. The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Pennsylvania requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     B. Investments are carried at values designated by the NAIC. Bonds are carried at amortized cost using the scientific method, except non NAIC investment grade bonds, which are carried at NAIC-designated values. Other than temporary impairments of investments are provided for by writing down the impaired security to fair value as the new cost basis, with the corresponding surplus impact accounted for as a realized loss. Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. The NAIC market value of mortgage-backed securities approximated $237,683,000 at December 31, 2004. Unaffiliated common and preferred stocks are carried principally at market value; certain preferred stocks subject to a 100% mandatory sinking fund are carried at amortized cost. Investments in affiliates are included in common stocks based on the net worth of the entity, determined in accordance with NAIC SAP. The Company considers all highly liquid debt securities with maturities of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value. Other invested assets consist primarily of shares of an intermediate bond mutual fund and joint venture and partnerships. The intermediate bond mutual fund is carried principally at NAIC market value and the unrealized gain or loss reported as unassigned surplus. The joint ventures and partnerships are carried principally based upon the equity method. Dividends are recorded in "Net investment income earned". Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification. Unrealized gains and losses on all stocks, bonds carried at NAIC designated values, joint venture, partnerships and foreign currency translation are credited or charged to unassigned surplus.

     C. Premiums written are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     D. Certain assets, principally furniture, equipment, and leasehold improvements and certain overdue agents' balances, are designated "non-admitted assets" and are directly charged to unassigned surplus. EDP is depreciated over five years on the straight line method. Leasehold improvements are amortized over the shorter of the remaining terms of the lease or estimated useful lives. The Company had depreciation expense of $18,007,654 for the year ended 2004.

     E. The liabilities for unpaid losses and loss adjustment expenses, including incurred but not reported losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and loss adjustment expenses are charged to income as incurred. Amounts

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

          recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. The Company discounts its loss and loss adjustment expense reserves on workers compensation claims. The tabular and non-tabular discounted case reserves amounted to $151,670,515 and $191,238,825, respectively, at December 31, 2004. Tabular case reserves have been discounted using the 1979-81 Decennial Mortality Table at 3.5%. Non-tabular case reserves have been discounted using discount tables promulgated by the Insurance Department of the Commonwealth of Pennsylvania. At December 31, 2004, liabilities include $2,334,788,934 of such discounted reserves.

     F. Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 62 Property and Casualty Reinsurance, ceded expenses, net of acquisition costs, are earned over the policy period.

     G. Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in "Other underwriting expenses incurred."

     H.   Dividends to policyholders are charged to income as declared.

     I. Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances in foreign currencies are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

     J. Options are carried at market value. Put options owned are included in "Other invested assets" on the statement of admitted assets, liabilities, capital and surplus. Call options written are included in "Other liabilities". Any change in unrealized gains or losses on options owned or written are credited or charged to unassigned surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification are included in income. Derivatives are not used for hedge accounting treatment.

     K. Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency at a specific price and at a specific date in the future. Foreign exchange contracts are entered into in order to hedge the foreign exchange component of long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in income. Derivatives are not used for hedge accounting treatment.

     L. Common capital stock and Capital in excess of par value represents amounts received by the Company in exchange for shares issued. The Common capital stock represents the value received by the Company of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company of shares issued in excess of the par value per share.

     M. Premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with NAIC Statutory Statement of Accounting Practice.

     N. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company records a liability for commissions recorded in excess of acquisition costs. The liability is earned as income over the life of the contract.

     O. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projections and associated acquisition expenses. Investment income is not considered in the calculation.

     P. In accordance with SSAP No. 56 Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. As of December 31, 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $8,146,022.

2.   Accounting Adjustments

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology described under Statements of Statutory Accounting Principles (SSAP) 3, "Accounting Changes and Correction of Errors". The agreement included a single 2004 year

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     presentation of its audited statutory financial statements. In applying this methodology, the Company has reflected the impact to its 2003 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2004.

     The major components affecting the beginning surplus at January 1, 2004 are as follows:

     (In thousands)                                                Amount
     ---------------------------------------------------------------------

     Total capital and surplus, as of December 31, previous
      year                                                     $ 6,899,256

     Adjustments to beginning surplus:
         1. Union Excess                                          (391,211)
         2. Richmond                                               (46,662)
         3. Coventry                                               (16,817)
         4. In-Substance Defeasance                                 19,500
         5. Loss Reserves                                          (79,040)
         6. DBG Analysis                                           (56,278)
         7. Other Adjustments                                      (42,334)
              Risk Transfer (Other than Union Excess
               and Richmond)                                       (17,510)
                                                               -----------
            Total Adjustments to beginning surplus                (545,684)
                                                               -----------
     Total capital and surplus, as of January 1, 2004          $ 6,353,572
                                                               ===========

     The above reconciliation of opening capital and surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income tax assets arising from these adjustments for admissibility in accordance with Statutory Accounting Principles.

     Explanation of Accounting Adjustments

     1. Union Excess- reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, did not result in sufficient risk transfer because of AIG's control over certain transactions undertaken directly or indirectly with Union Excess, including the timing and nature of certain commutations. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance."

     2. Richmond- reinsurance ceded to subsidiaries of Richmond Insurance Company, Ltd.(Richmond), a Bermuda-based reinsurance holding company, did not result in sufficient risk transfer because of AIG's ability to exert control over that entity. Such determination was based, in part, on arrangements and documents, including "put agreements", requiring an AIG subsidiary to purchase Richmond's outstanding shares. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance".

     3. Coventry- life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company recorded its proportionate share of the net death benefits from the purchased contracts, net of reinsurance to a third party reinsurer, as premium. Costs incurred to acquire the contracts and keep them in force were recorded as paid losses, net of reinsurance. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance is a misapplication of statutory accounting. and such transactions have been reversed in the Company's financial statements.

                 National Union Fire Insurance Company of Pittsburgh, Pa.
             Notes toStatutory Basis Financial Statements for the year ended
                                   December 31, 2004

     4. In-Substance Defeasance - Company entered into a funding agreement and related interest rate swap. These contracts were intended to be entered into by American International Surplus Lines Insurance Company (AISLIC) to economically hedge a corresponding AISLIC contract. The Company has since assigned the intercompany funding agreement and novated the interest rate swap to AISLIC as if in each case the contracts had been entered into by AISLIC at inception.

     5. Loss Reserves- Estimation of ultimate net losses and loss expenses is a complex process requiring the use of assumptions which may be highly uncertain at the time of estimation. The Company has determined that Incurred But Not Reported Reserves (IBNR) were adjusted on a regular basis without appropriate support for the adjustment. The Company does not believe that any changes made materially affected the balance of the Company's loss reserves because in each instance IBNR as adjusted was within appropriate tolerance of the applicable actuarial point estimate. The Company has determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     6. Domestic Brokerage Group "DBG" Analysis- The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     7. Other Adjustments- The Company has summarized other miscellaneous adjustments, that individually did not have a significant impact on the adjustment of its statutory financial statements.

     In addition to the above, the following accounting treatment has also been agreed with the Company's domiciliary state:

     Risk Transfer (Other than Union Excess and Richmond)- All assumed and ceded reinsurance transactions without sufficient risk transfer have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance". Direct insurance transactions identified as part of the internal review for which there was insufficient risk transfer, other than those where a policy was issued (i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans, were adjusted to deposit accounting.

     Nine Month Rule- The Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100,000 for compliance with the nine month rule as described in SSAP 62. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     Foreign Property Casualty Business: The Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). Refer to Note 4 for a description of AIUOA pooling arrangement and related financial statement presentation.

3.   Federal Income Taxes

     The Company files a consolidated U.S. federal income tax return with the Parent pursuant to a consolidated tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses of the Company utilized in filing the consolidated return as well as alternative minimum tax credits generated by the Company. The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due from/to the Parent. The U.S. federal income tax rate applicable to ordinary income is 35% at December 31, 2004.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The components of the net deferred tax asset as of December 31, 2004 are as follows:

                                                                           Amount
                                                                       ---------------
     Gross deferred tax assets                                         $   920,086,561
     Gross deferred tax liabilities                                        475,058,795
     Non-admitted deferred tax assets in accordance with SSAP No.10,
      income taxes                                                          65,196,117
                                                                       ---------------
     Net deferred tax assets admitted                                      379,831,649
                                                                       ---------------
     Change in deferred tax assets non-admitted                        $    65,196,117
                                                                       ---------------

     Tax benefit on net underwriting and net investment income         $    65,519,057
     Federal income tax adjustment - prior year                             35,628,364
     Tax expense on net realized gain                                       24,339,627
                                                                       ---------------
     Current income taxes incurred                                     $   125,487,048
                                                                       ---------------

     Prior years' federal income tax adjustment of $35,628,364 is accounted for by increasing federal and foreign income tax expense in the 2004 statement of income.

     The main components of deferred tax amounts as of December 31, 2004 are as follows:

     Deferred Tax Assets                                           Amount
     -------------------                                       ---------------
     Loss reserve discount                                     $   422,379,371
     Non-admitted assets                                           157,780,340
     Unearned premium reserve                                      289,998,587
     Unrealized capital losses                                         254,974
     Other temporary differences                                    49,673,289
                                                               ---------------
     Gross deferred tax assets                                     920,086,561
     Non-admitted deferred tax assets                              (65,196,117)
                                                               ---------------
     Admitted deferred tax assets                              $   854,890,444
                                                               ---------------
     Deferred Tax Liabilities
     ------------------------
     Partnership adjustments
     Deferred stock on ILFC sale                               $  (307,216,789)
     Unrealized capital gains                                     (167,842,006)
                                                               ---------------
     Gross deferred tax liabilities                               (475,058,795)
                                                               ---------------
     Net admitted deferred tax assets                          $   379,831,649
                                                               ---------------


     Gross deferred tax assets                                 $   920,086,561
     Gross deferred tax liabilities                               (475,058,795)
                                                               ---------------
     Net deferred tax (liabilities) / assets                   $   445,027,766
                                                               ---------------
     Tax effect of unrealized gains

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. Among the more significant book to tax adjustments in 2004 were the following:

                                                                    Amount           Tax Effect
                                                               ---------------    ---------------
     Income before taxes                                       $   451,877,280    $   158,157,049
     Federal income tax adjustment - prior year                    101,795,326         35,628,364
     Tax exempt income and dividends received deduction           (259,564,711)       (90,847,649)
     Non-admitted assets                                                     -       (157,780,340)
     Permanent adjustment to provision                                       -           (521,828)
     Intercompany dividends                                       (369,165,486)      (129,207,920)
     Writeoffs                                                      36,926,280         12,924,198
     Other                                                          (5,150,150)        (1,802,553)
                                                               ---------------    ---------------
     Total                                                     $   (43,281,461)   $  (173,450,679)
                                                               ---------------    ---------------

     Federal income tax incurred                                                  $   125,487,048
     Change in deferred tax                                                          (298,937,727)
                                                                                  ---------------
     Taxable income                                                               $  (173,450,679)
                                                                                  ===============

     The amount of federal income tax incurred and available for recoupment in the event of future net loss:

     Current year                               $    89,858,684
     First preceding year                       $   201,254,022
     Second preceding year                      $             -

4.   Related Party Transactions

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an intercompany reinsurance agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the foreign branch) to NUF, the lead company. In turn, each pool participant receives their percentage share of the pooled business. Variances may exist between pool participants due to normal timing differences. The Company's share of the pool is 38%. Accordingly, premiums earned, losses and loss expenses incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     Following is a list of all pool participants and their respective participation percentages.

                                                                     NAIC Company        Pool
     Company                                                             Code       Participation %

     1)  AIU Insurance Company                                          19399            1%
     2)  American International Pacific Insurance Company               23795            0%
     3)  American International South Insurance Company                 40258            0%
     4)  American Home Assurance Company                                19380           36%
     5)  Birmingham Fire Insurance Company of Pennsylvania              19402            5%
     6)  Commerce and Industry Insurance Company                        19410           10%
     7)  Granite State Insurance Company                                23809            0%
     8)  Illinois National Insurance Co.                                23817            0%
     9)  The Insurance Company of the State of Pennsylvania             19429            5%
     10) National Union Fire Insurance Company of Pittsburgh, Pa *      19443           38%
     11) New Hampshire Insurance Company                                23481            5%

*    Lead Company

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Included in "Receivable/(payable) from/to parent, subsidiaries and affiliates" of the accompanying Statement of Admitted Assets and Liabilities as of December 31, 2004 are balances with pool member companies generated as a result of the pooling arrangement of $709,842,798 payable to the pool members.

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the Commonwealth of Pennsylvania transactions with Union Excess and Richmond are treated as affiliated.

     AIG formed American International Underwriters Overseas Association (the Association), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. Members in the Association and their respective participation are: American International Underwriters Overseas Limited (67%), New Hampshire Insurance Company ("NHIC") (12%), National Union Fire Insurance Company of Pittsburgh, PA. ("NUF") (11%) and American Home Assurance Company ("AHAC") (10%). In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, NUF and AHAC. At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. As mentioned in note 2, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (i) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (ii) its corresponding balance sheet position, excluding loss reserves, as a net equity interest in "Equities in underwriting pools and associations"; and (iii) loss reserves recorded on a gross basis. As of December 31, 2004, the Company's interest in AIUOA amounted to $530,063,056, gross of $623,392,304 in loss reserves.

     Additionally the Company holds 16.88% of the issued share capital of AIG Europe S.A. for the beneficial interest of the Association.

     The following table summarizes the transactions by the Company with any affiliated companies that met the reporting threshold (more than half of 1% of admitted assets of the Company) in 2004 (excluding reinsurance and cost allocation transactions).


                                                                 Assets Received by             Assets Transferred by
     2004                                                             Insurer                         Insurer
     ----                                                       --------------------------   -------------------------
       Date of     Explanation of      Name of     Name of       Statement                     Statement
     Transaction    Transaction        Insurer   Affiliate *       Value       Description       Value      Description

      3/3/2004         Dividend          NUF        PARENT      $          -        -        $ 48,347,891     Cash
      6/3/2004         Dividend          NUF        PARENT      $          -        -        $ 59,518,653     Cash
      9/3/2004         Dividend          NUF        PARENT      $          -        -        $ 48,875,141     Cash
     12/3/2004         Dividend          NUF        PARENT      $          -        -        $ 49,578,141     Cash
     12/17/2004    Purchase of Bonds     NUF         UGC        $284,634,545      Bonds      $284,634,545     Cash
      3/3/2004         Dividend          NUF     ILFC & AIGCC   $ 27,636,250      Cash       $          -       -
      6/3/2004         Dividend          NUF     ILFC & AIGCC   $ 27,812,000      Cash       $          -       -
      9/3/2004         Dividend          NUF     ILFC & AIGCC   $ 27,812,000      Cash       $          -       -
     12/3/2004         Dividend          NUF     ILFC & AIGCC   $ 28,866,500      Cash       $          -       -

* UGC: United Guaranty Corporation; ILFC: International Lease Finance Corporation; AIGCC: AIG Capital Corporation

     The Company did not change its methods of establishing terms regarding any affiliate transaction during the year ended December 31, 2004.

     The Company has ownership interests in certain affiliated real estate holding companies. In the ordinary course of business, the Company utilizes the services of certain affiliated companies for data center systems, investment, salvage and subrogation and claims management. These companies are AIG Data Center, Inc., AIG Global Investment Corp. and AIG Global Trust Services, Limited, AI Recovery, Inc., and AIG Domestic Claims, Inc., respectively. In 2004 the Company paid these affiliated companies fees of $25,777,906, $4,241,255, $229,185, $3,273,810 and $120,686,509,
     respectively. Included in short-term investments and other invested assets are AIG managed money market fund of $109,445,916 and the AIG domestic fund of $424,496, respectively as of December 31, 2004.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     At December 31, 2004 the Company had the following balances receivable from its affiliates (excluding reinsurance transactions):

     Company                                                         2004
     -------                                                   ---------------
     AIG                                                       $   630,957,888
                                                               ---------------
     Current federal and foreign income tax recoverable from
      parent                                                   $   630,957,888
                                                               ---------------

     During 2004, the Company sold $227,539,431 of premium receivables without recourse to AI Credit Corp. and recorded a loss of $2,991,811.

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the polices of insurance issued by the guaranteed companies in exchange for an annual guarantee fee. The guarantees are not expected to have a material effect upon the Company's surplus as guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished. The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The following is a list of guarantees in effect as of December 31, 2004.


     (in thousands)                                         Guarantee    Policyholder     Invested       Estimated    Policyholder
     Guaranteed Company                                      Issued      Obligations       Assets           Loss        Surplus
     ------------------                                     ----------   ------------   -----------     -----------   ------------
     Audubon Insurance Company                              11/5/1997    $     30,838    $    124,091   $         -   $    56,654
     Landmark Insurance Company                              3/2/1998          85,746         198,958             -        88,380
     Starr Excess Liability Insurance Company, Ltd.         7/29/1998         225,860       1,939,969             -       584,076
     Starr Excess Liability Insurance International
      Limited                                               5/28/1998       1,597,007         302,793             -       237,226
     American International Insurance Company of Puerto
      Rico                                                  11/5/1997         276,599         172,268             -       109,561
     AHICO First American-Hungarian Insurance Company       9/15/1998          13,794          15,874             -        15,791
     AIG Europe (Ireland) Ltd.                              12/15/1997        569,814         373,536             -       145,441
     AIG Global Trade and Political Risk Ins. Co.           11/5/1997               -         312,219             -       213,107
     AIG Poland Insurance Company                           9/15/1998          24,946          41,456             -        23,651
     AIG Russia Insurance Company ZAO                       9/15/1998          87,954          91,484             -        14,464
     AIG Slovakia Insurance Company A.S.                    12/23/1998          5,444           3,285             -         3,118
     La Meridional Compania Argentina de Seguros S.A.        1/6/1998          91,912          49,810             -        51,687
     AIG Romania Insurance Company                          12/23/1998         10,272           5,268             -         4,295
     AIG Ukraine Insurance Company                          10/1/2000           1,177           1,386             -           716
     AIG Bulgaria Ins and Reinsurance Co                    12/23/1998          4,998           4,055             -         4,015
     AIG Life Insurance Company *                           7/13/1998       9,200,210      10,143,973             -       739,951
     American International Assurance Co (Bermuda) Ltd.     8/23/1999       5,813,905       8,102,130             -     1,322,741
     American International Life Assurance Company of NY *  7/13/1998       7,391,673       7,949,041             -       565,892
     New Hampshire Indemnity Company, Inc.                  12/15/1997         97,465         230,177             -        98,133
                                                                         ------------    ------------   -----------   -----------
       Total                                                             $ 25,529,614    $ 30,061,773   $         -   $ 4,278,899
                                                                         ------------    ------------   -----------   -----------

*    The guaranteed Company is also backed by a support agreement issued by AIG.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Changes in the Company's equity in the following affiliates are included in "Change in net unrealized capital gains."


                                                                                            2004 Equity
     Company                                         Ownership   Cost 2004    Equity 2004     Change
     --------------------------------------------------------------------------------------------------
     Preferred Stock:
     ----------------
     AIG Life Insurance Company                         100.00%  $  250,000   $  250,000    $       -
     AIG Capital Corporation                            100.00%   2,000,000    2,000,000            -

     Common stock:
     -------------
     International Lease Finance Corp.                   35.15%     793,240    1,955,638      157,324
     Lexington Insurance Company                         70.00%     257,973    1,566,921      181,945
     United Guaranty Corporation                         45.88%      74,893      272,711      142,547
     AIU Insurance Company                               32.00%      40,000      189,216       37,909
     American International Specialty
     Lines Insurance Company                             70.00%      74,497      245,798      (13,173)
     Starr Excess Liability Ins. Co. Ltd.               100.00%     385,454      581,017       45,181
     Pine Street Real Estate Holding Corp.               76.80%       3,139       14,961          642
     Pine Street I Holdings LLC                          76.79%           -            -     (113,818)
     21st Century Insurance Group                        33.14%     467,720      290,917       (3,209)
     American International Realty, Inc.                 22.06%      20,736       19,123       (3,936)
     Eastgreen, Inc.                                      9.40%       8,976        9,519          376
     AIG Lodging Opportunities, Inc.                    100.00%       3,139        3,236          761
     National Union Fire Ins. Co. of Vermont            100.00%       1,000            -       (2,510)
     National Union Fire Ins. Co. of La.                100.00%       2,500        5,919          315
                                                                 ----------   ----------    ----------

     Total                                                       $4,383,267   $7,404,976    $  430,354
                                                                 ==========   ==========    ==========

     The remaining equity interest in these equities, except for 21st Century Insurance Group, is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10%.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

5.   Pension Plans and Deferred Compensation

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The AIG projected benefit obligation was $2,750 million at December 31, 2004. Plan assets were $2,247 million at the same date. The assumptions with respect to the discount rate and the average rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation for this plan at December 31, 2004 was
     5.75 percent for discount rates and 4.25 percent for the average rate of increase in future compensation levels at December 31, 2004.

     The expected long term rate of return on plan assets was 8.25 percent at December 31, 2004. The Company's share of net expense for the qualified pension plan was $10.4 million at December 31, 2004.

     AIG is the Plan Sponsor of the pension and post retirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     Deferred Compensation Plan

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1987 and 1991. Details of these plans are published in AIG's 2004 Annual Report on Form 10-K. The Parent company is correctly bearing the cost of these stock options and certain other deferred compensation programs.

     Postretirement Benefit Plans

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 and or prior to January 1, 1993 pay the active employee premium if under age 65 and 50% of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2.0 million The maximum life insurance benefit prior to age 70 is $32,500, with a maximum $25,000 thereafter.

     Effective January 1, 1993 both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5,000 for retirement at ages 55 through 59 and $10,000 for retirement at ages 60 through 64 and $15,000 from retirement at ages 65 and over.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Assumptions associated with the accrued post retirement benefit liability at December 31, 2004 are as follows:

                                        2004
                                        ----

     Discount rate                      5.75%
     Average salary rate increase       4.25%
     Medical trend rate year 1*        10.00%
     Medical trend rate year 6 and
      over*                             5.00%

* The medical trend rate grades downward from years 1 through 5. The trend rate remains level thereafter.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2004 was $243 million. These obligations are not funded currently.

     The medical trend rate assumptions have a significant effect on the amounts reported. Increasing each trend rate by 1 percent in each year would increase the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.3 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million. Decreasing each trend rate by 1 percent in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.0 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

     The Company's share of other postretirement benefit plans was $134.4 thousand for 2004. Postretirement calculations are based principally on the formula described in the AIG Retirement Plan document.

     Post-employment Benefits and Compensated Absences

     AIG provides certain benefits provided to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

6.   Investments

     The actual fair market value priced by Interactive Data Corp., a third party rating source, for the below listed securities as of December 31, 2004 was $9,673,296,000.

     The amortized cost and NAIC market values of investments in debt securities at December 31, 2004 was as follows:


     (in thousands)
     --------------
                                                                               Gross           Gross           NAIC
                                                             Amortized       Unrealized     Unrealized        Market
                                                                Cost           Gains          Losses           Value
                                                           -------------   -------------   -------------   -------------
     2004
     Debt securities:
     U.S. governments:                                     $      45,062   $       1,117   $         144   $      46,035
     All other governments:                                      465,565          17,831             260         483,136
     States, territories and possessions:                      2,097,759          58,903           4,204       2,152,458

     Political subdivisions of states, territories
      and possessions:                                         1,933,929          56,880             555       1,990,254

     Special revenue & special assessment obligation
      and all non-guaranteed obligations of agencies and
      authorities of government and their political
      subdivisions:                                            4,300,455         131,102           2,836       4,428,721
     Public utilities:                                            10,515           1,205               -          11,720
     Industrial & miscellaneous:                                 452,170           6,795             716         458,249
                                                           -------------   -------------   -------------   -------------
     Total debt securities:                                $   9,305,455   $     273,833   $       8,715   $   9,570,573
                                                           -------------   -------------   -------------   -------------

     The amortized cost and NAIC market values of debt securities at December 31, 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

          (in thousands)
          --------------
                                                              Amortized           NAIC
                                                                Cost          Market Value
                                                          ---------------   ---------------
          Due in one year or less                         $        29,408   $        37,302
          Due after one year through five years                   507,375           519,338
          Due after five years through ten years                1,447,668         1,482,452
          Due after ten years                                   7,083,325         7,293,798
          Mortgaged-backed securities                             237,679           237,683
                                                          ---------------   ---------------
          Total                                           $     9,305,455   $     9,570,573
                                                          ---------------   ---------------

     Proceeds from sales of investments in debt securities during 2004 were $2,126,400,238. Gross gains of $18,766,509 and gross losses of $19,711,930 were realized on those sales in 2004.

     Securities carried at amortized cost of $1,248,472,132 were deposited with regulatory authorities as required by law at December 31, 2004.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Proceeds from sales of equity investments amounted to $501,263,837 in 2004. Gross gains of $57,844,801 and gross losses of $7,160,919 were realized on those sales in 2004. Net unrealized appreciation of equity investments, including affiliates, at December 31, 2004 included gross unrealized gains of $3,326,964,622 and gross unrealized losses of $192,929,755.

     In 2004 the Company reported the following write downs on its joint venture and partnership investments due to an other than temporary decline in fair value:

          Marlwood                                             $     8,876,837
          Odyssey Invest                                             1,914,359
          Advance Technology Venture V                               1,044,759
          Items Less Than $1 Million                                   753,998
                                                               ---------------
          Total                                                $    12,589,953
                                                               ===============

     As of December 31, 2004 securities with a market value of $41,887,886 were on loan. The Company receives as collateral 102% of the market value of domestic transactions and 105% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral. Therefore, no additional disclosures are required to be reported for these transactions.

     Included in "Net investment income earned" are investment expenses of $121,624,316 for 2004.

     Aging of the pre-tax unrealized losses with respect to debt securities including the number of respective items is as follows:

     (in thousands)
     --------------
                                                                            Gross
                                                            Amortized     Unrealized      Number of
     2004                                                     Cost          Loss          Securities
     ----                                                 ------------   ------------    -----------
     Less than six months                                 $    146,927   $        348            28
     More than six months but less than nine months            648,929          3,922            49
     More than nine months but less than twelve months         110,196            959             6
     Twelve months or greater                                  318,343          3,486            21
                                                          ------------   ------------    -----------
     Total                                                $  1,224,395   $      8,715           104
                                                          ============   ============    ===========

     The Company plans to hold its securities until the gross unrealized losses are recovered.

7.   Reinsurance

     In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

     As of December 31, 2004 the Company had reinsurance recoverables in dispute of $80,435,000.

     Reserves for unearned premiums and paid and unpaid losses and loss adjustment expenses, including those incurred but not reported to the Company, have been reduced for reinsurance ceded as follows:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     (in thousands)
     --------------
                                                                                    Unpaid Losses
                                                              Paid Losses and         and Loss
                                           Unearned Premium   Loss Adjustment        Adjustment
     2004                                      Reserves          Expenses            Expenses
     ----                                  ----------------   ----------------    ----------------
     Affiliates                            $      9,095,231   $         (5,225)   $     29,697,663
     Non-Affiliates                                 488,434            264,218           2,999,793
                                           ----------------   -----------------   ----------------
     Total                                 $      9,583,665   $        258,993    $     32,697,456
                                           ----------------   -----------------   ----------------

     Net premiums written and earned comprise the following:

     (in thousands)
     --------------
                                                    Written           Earned
                                               ---------------   ---------------
     2004
     Direct business                           $     6,361,956   $     6,291,282
     Reinsurance assumed
       Affiliates                                   21,103,816        19,703,510
       Non-Affiliates                                  502,326           533,280
                                               ---------------   ---------------
     Reinsurance ceded
       Affiliates                                   19,544,479        18,386,791
       Non-Affiliates                                1,394,320         1,548,619
                                               ---------------   ---------------
     Net premiums                              $     7,029,299   $     6,592,662
                                               ===============   ===============

     Reinsurance Accounted for as a Deposit

     The Company has entered into several reinsurance agreements, both treaty and facultative, which, were determined to be of a deposit type nature. At the inception of the agreements, the Company recorded initial deposit assets of $2,216,986,587 and initial deposit liabilities of $(789,132,395). As of December 31, 2004, the Company had a remaining deposit asset of $1,870,606,809 after taking into account interest income of 112,880,397, loss recoveries of $468,524,055 and additional deposits of $9,263,881 and a remaining deposit liability of $(691,334,955) after taking into account interest expense of $(38,858,587), loss payouts of $105,060,891, amortization of margin of $47,798,181 and additional deposit liabilities of $(16,203,045). As of December 31, 2004 the non-admitted portion of deposit accounting assets was $140,850,525.

     The following unsecured reinsurance recoverables exceeded 3% of the capital and surplus of the Company at December 31, 2004:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     (in thousands)
     ---------------
     Reinsurer                                                                    Amount
     ---------                                                         -------------------------------
     Affiliates                                                                          $  37,207,997

     Berkshire Hathaway International                                          337
     Cologne Reinsurance Co. of America                                      1,285
     Faraday Reinsurance Co. Ltd. (F/Cologne Re. Co.)                          985
     Geico General Insurance Co.                                               476
     General & Cologne Life Re of America                                    2,562
     General & Cologne Re Australasia Ltd. (New Zealand Branch)                 92
     General Cologne Re Ruckvers-Ag. Wien (F/Kolnische)                        285
     General Re Australasia Ltd. (formerly General Cologne Aust)               841
     General Cologne Re UK  Ltd. (F/ General Re Europe)                        163
     General Reinsurance Corporation                                       190,050
     General Star Indemnity                                                     10
     General Star National Insurance Co.                                     2,463
     Kolnische Ruckversicherungs Gesellschaft                                   73
     National Indemnity Company                                             47,869
     Republic Insurance Company                                              1,792
     Unione Italiana Reinsurance Co. of America                                486
                                                                     -------------
       Total Berkshire Hathaway Group                                                          249,769
                                                                                         -------------
       Total                                                                             $  37,457,766
                                                                                         =============

     Reinsurance Assumed and Ceded

     The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2004 with the return of the unearned premium reserve is as follows:


     2004

                          Assumed Reinsurance            Ceded Reinsurance                  Net
                        -------------------------   -------------------------    -------------------------
                         Premium      Commission       Premium       Commission     Premium     Commission
     (in thousands)      Reserves       Equity         Reserves        Equity       Reserves      Equity

     Affiliated         $ 9,810,548   $ 1,168,028   $ 9,095,231   $ 1,058,103    $   715,317   $   109,925
     Non Affiliated         945,951       112,624       488,434        56,822        457,517        55,802
                        -----------   -----------   -----------   -----------    -----------   -----------
     Total              $10,756,499   $ 1,280,652   $ 9,583,665   $ 1,114,925    $ 1,172,834   $   165,727
                        ===========   ===========   ===========   ===========    ===========   ===========

     The Company has reported in its 2004 underwriting results $65,362,900 of statutory loss comprised of premiums earned of $(8,776,886) and losses incurred of $56,586,014 as a result of commutations with the following reinsurers:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Company                                    Amount
     -------                                ------------
     Farm Bureau Mutual                     $    669,519
     Providence Washington                       (18,231)
     TIG Insurance Co.                          (918,265)
     Aviabel S.A.                                289,327
     Royal and Sun Alliance PLC                  247,093
     CX Reinsurance                            4,511,170
     SCOR Re                                  22,458,233
     AXA Corporate Solutions                   3,668,052
     AXA Albingia                              6,161,394
     National Indemnity Co.                    2,818,968
     General Re Corp.                         16,983,762
     Western General Insurance                         -
     Trenwick America                            616,048
     Cottrell Syndicate                          (70,715)
     Converium Reins.                          7,946,545
                                            ------------
     Total                                  $ 65,362,900
                                            ============


                                                               Assumed          Ceded
                                                            -------------    -------------
     Retroactive Reinsurance as of December 31, 2004
     a  Reserves Transferred:
     1) Initial Reserves                                    $ 228,366,301    $ 166,075,748
     2) adjustments - prior year(s)                                     -                -
     3) adjustments - current year                           (191,306,975)     (54,220,952)
                                                            -------------    -------------
     4) current total                                       $  37,059,326    $ 111,854,796
                                                            -------------    -------------
     b  Consideration Paid or Received:
     1) Initial Reserves                                    $ 205,770,000    $ 291,794,595
     2) adjustments - prior year(s)                                     -                -
     3) adjustments - current year                           (190,000,000)     (19,040,279)
                                                            -------------    -------------
     4) current total                                       $  15,770,000    $ 272,754,316
                                                            -------------    -------------
     c  Paid Loss Reimbursed or Recovered:
     1) prior year(s)                                       $   1,511,434    $ 312,858,356
     2) current year                                            1,879,380       31,209,799
                                                            -------------    -------------
     3) current total                                       $   3,390,814    $ 344,068,155
                                                            -------------    -------------
     d  Special Surplus from Retroactive Reinsurance:
     1) initial surplus gain or loss                        $           -    $  50,200,810
     2) adjustments - prior year(s)                                     -                -
     3) adjustments - current year                                      -       35,909,134
                                                            -------------    -------------
     4) current year restricted surplus                                 -       86,109,944
                                                            -------------    -------------
     5) cumulative total transferred to unassigned funds    $           -    $   1,905,426
                                                            -------------    -------------

     e. All cedents and reinsurers involved in all transactions included in summary totals above:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004


        NAIC/Alien
          Code                        Company                       Assumed          Ceded
     ---------------              ---------------              ---------------   ---------------
                     (in thousands)
                     --------------
     AA-1320035      AXA RE                                      $          -   $    1,066,149
       19453         TRANSRECO                                              -        1,104,850
     AA-3194128      ALLIED WORLD ASSURANCE CO. LTD                         -            9,791
     AA-3194126      ARCH REINSURANCE LTD.                                  -           19,583
     AA-3194130      ENDURANCE SPECIALTY INSURANCE                          -          178,537
     AA-1121425      MARKEL INTL INSURANCE CO LTD.                          -          137,667
       39845         EMPLOYERS REINSURANCE CO                               -          118,119
       10357         PLATINUM UNDERWRITERS REINSURA                         -           79,477
       23043         LIBERTY MUTUAL                                         -           54,736
       22977         LUMBERMENS MUTUAL CASUALTY CO                          -          182,428
       42439         TOA RE INS CO OF AMERICA                               -          232,475
     AA-1121366      SPHERE DRAKE INSURANCE LTD                             -            4,509
     AA-1340099      ALLIANZ MARINE & AVIATION VERS                         -           50,865
       30058         SCOR REINS. CO.                                        -           15,638
     AA-3190800      ALEA (BERMUDA) LTD.                                    -          261,447
     AA-1120355      CX REINSURANCE COMPANY LTD.                            -          364,856
     AA-1340125      HANNOVER RUCKVERSICHERUNGS AG.                         -          332,674
       19895         ATLANTIC MUTUAL INS. CO.                               -           13,299
     AA-1930320      GORDIAN RUNOFF LTD.                                    -           50,039
     AA-1320105      COMPAGNIE TRANSCONTINENTALE DE                         -            3,337
     AA-1340085      E&S RUCKVERSICHERUNGS AG                               -            5,338
     AA-1340255      WURTTEMBURGISCHE VERSICHERUNG,                         -          151,740
     AA-1120440      COPENHAGEN REINSURANCE (U.K.)                          -            3,008
     AA-1120140      ALLIANZ CORNHILL INS PLC                               -          161,388
     AA-1121400      SWISS REINSURANCE CO. (UK) LTD                         -          121,040
     AA-1460080      HELVETIA, COMPAGNIE SUISSE D'A                         -          130,063
     AA-1460025      LA BALOISE INS. CO. LTD.                               -           64,672
       10103         AMERICAN AGRICULTURAL INS. CO.                         -           30,448
       10227         AMERICAN REINSURANCE                                   -          157,714
       24767         ST. PAUL F&M-MN.                                       -          629,661
       25070         CLEARWATER INS. CO                                     -          196,976
     AA-1340218      TELA VERSICHERUNG AKT.                                 -           45,130
       22969         GE REINSURANCE CORP.                                   -           82,143
     AA-1120512      GE SPECIALTY                                           -            9,060
       25364         SWISS RE AMERICA CORP.                                 -        1,755,792
       20443         CONTINENTAL CASUALTY COMPANY                           -          166,103
       13021         UNITED FIRE & CASUALTY COMPANY                         -            1,684
     AA-1120481      QBE INT'L INS LTD                                      -           96,559
     AA-1560483      HANNOVER RE-CANADA                                     -          301,112
     AA-3190256      LYNDON PROPERTY INS. CO.                               -          277,258
       10048         HYUNDAI M & F INS CO (US BR)                           -            2,527
     AA-1126002      LLOYDS 0002                                            -          161,388
     AA-1126033      LLOYDS 0033                                            -            1,501
     AA-1126040      LLOYDS 0040                                            -            3,008
     AA-1126079      LLOYDS 0079                                            -           15,071
     AA-1126112      LLOYDS 0112                                            -            4,522
     AA-1126122      LLOYDS 0122                                            -            3,008
     AA-1126183      LLOYDS 0183                                            -            6,032

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004


     AA-1126205      LLOYDS 0205                                            -           63,704
     AA-1126376      LLOYDS 0376                                            -            3,008
     AA-1126483      LLOYDS 0483                                            -            4,522
     AA-1126484      LLOYDS 0484                                            -            2,255
     AA-1126535      LLOYDS 0535                                            -           95,566
     AA-1126957      LLOYDS 0957                                            -           84,612
     AA-1126990      LLOYDS 0990                                            -           32,603
     AA-1126991      LLOYDS 0991                                            -            3,008
     AA-1127003      LLOYDS 1003                                            -            4,522
     AA-1127047      LLOYDS 1047                                            -            1,501
     AA-1127212      LLOYDS 1212                                            -          194,896
     AA-1127215      LLOYDS 1215                                            -            3,008
     AA-1127221      LLOYDS 1221                                            -           95,566
     AA-1128488      LLOYDS 2488                                            -          212,435
     AA-1126034      LLOYDS 0034                                            -           12,050
     AA-1128001      LLOYDS 2001                                            -           48,417
     AA-1127241      LLOYDS 1241                                            -          242,783
       82627         SWISS RE LIFE & HEALTH AMERICA                         -          347,690
       31089         REPUBLIC WESTERN INS CO                                -            4,211
       38776         FOLKSAMERICA REINSURANCE CO.                           -          236,880
       36552         AXA CORPORATE SOLUTIONS                                -           31,609
       39322         GENERAL SECURITY NATIONAL                              -          244,494
       34894         TRENWICK AMERICA RE                                    -          207,995
       32603         BERKLEY INS CO                                         -           78,857
     AA-1320035      AXA RE                                                 -          135,307
     AA-1120126      ALEA LONDON LTD.                                       -           80,695
       39675         PMA CAPITAL INS CO                                     -          157,714
     AA-1560745      SCOR CANADA REINSURANCE COMPAN                         -          389,177
       42439         TOA-RE INS CO.                                         -          257,957
     AA-1340090      GE FRANKONA RUCKVERSICHERUNGS                          -           14,736
     AA-3190529      GAI INS CO. LTD.                                       -          135,127
       23680         ODYSSEY AMER RE CORP.                                  -        1,193,283
     AA-3190005      AMERICAN INTERNATIONAL REINS. CO., LTD.                -       64,376,560
       15032         GUIDEONE MUTUAL INS. CO.                      11,269,882                -
     AA-3191086      ASTRO LTD.                                             -          664,722
       10535         ALASKA SCHOOLS INS. CO.                                -           45,256
     AA-3160040      DBB INSURANCE CO. LTD.                                 -          186,064
         -           UPINSCO INC.                                           -        3,405,007
         -           P.E.G. REINSURANCE CO.                                 -       28,515,669
         -           BUILDERS INS. CO., LTD.                                -          145,075
       19399         AIU INSURANCE CO.                              1,074,171        1,031,829
       19380         AMERICAN HOME ASSURANCE CO.                    5,111,238                -
       19445         NATIONAL UNION INS. CO. OF PITTSBURGH, PA.    19,604,035                -
                                                                 ------------   --------------
                       Total                                     $ 37,059,326   $  111,854,796
                                                                 ------------   --------------

                                       25

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

8.   Capital and Surplus and Dividend Restrictions

     Under Pennsylvania law the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10% of the Company's statutory surplus, excluding approximately $1.9 billion from an investment in an affiliate for which proper approval from the Insurance Department of the Commonwealth of Pennsylvania has been received, as of December 31, 2004, or 100% of the Company's net income, for the preceding twelve-month period ending December 31, 2004) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. At December 31, 2004, the maximum dividend payments, which may be made without prior approval during 2005, is approximately $739,743,022. Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose. The portion of unassigned funds (surplus) at December 31, 2004 represented or reduced by each item below is as follows:

     (a) Unrealized gains and losses  $      3,366,545,473
     (b) Non-admitted asset values    $      (560,218,619)
     (c) Separate account business    $                  -
     (d) Assets valuation reserves    $                  -
     (e) Provision for reinsurance    $      (334,695,745)

     The Company has 1,000,000 shares authorized, 895,750 issued and outstanding of common stock with a par value per share of $5. The Company has no preferred stock outstanding.

     The issued capital and surplus position of the Company at December 31, 2004 was as follows:

                                                                    2004
                                                              ----------------
     Common stock, par value                                  $      4,478,750
     Common stock in excess of par value                         2,494,261,950
                                                              ----------------
                                              Total capital      2,498,740,700
                                                              ----------------

     Unassigned surplus                                          4,791,970,884
     Special surplus from retroactive
      reinsurance                                                   86,109,944
                                                              ----------------
                                              Total surplus      4,878,080,828
                                                              ----------------
                                          Total capital and
                                                    surplus   $  7,376,821,528
                                                              ----------------


9.   Other Items

     September 11, 2001 Events

     In 2004, the gross losses recognized as a result of September 11 events for the Company were $(25,297,272) of which $(19,800,683) are recovered or recoverable. Thus, the net incurred is $(5,496,589). All contingencies and unpaid claims or losses resulting from the September 11 events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term. The Company does not believe it is subject to any unusual risk concentrations.

     The Company underwrites a significant concentration of its direct business with brokers.

     As of December 31, 2004 the amount of reserve credit recorded for high deductibles on unpaid claims was $3,369.4 million and the amount billed and recoverable on paid claims was $387.6 million. As of December 31, 2004 the non-admitted balance was $22.3 million.

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company's direct percentage of policyholder dividend participating policies is 0%. Policyholder dividends are accounted for on an incurred basis and the amount of policyholder dividends was $561,863 in 2004.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     The following balances comprise "Other Assets" in the accompanying Statement of Admitted Assets.

                                                        2004
                                                  -------------

     Guaranty funds receivable or on deposit      $  19,744,875
     Loss funds on deposit                           79,741,087
     Outstanding loss drafts                        293,065,933
     Accrued recoverables                             6,294,320
     Other                                          (42,381,576)
                                                  -------------
     Other assets                                 $ 356,464,639
                                                  -------------


     The Company routinely assesses the collectibility of its receivable balances and has established reserves for potential uncollectible premiums receivable due from agents' and reinsurance recoverable balances. The Company has established reserves of $106.9 million to cover any potential uncollectible balance, which are reported as a contra asset within "Other Assets" in the accompanying Statement of Admitted Assets.

10.  Contingencies

     Legal Proceedings:

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, the Company, and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants, and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of their prevailing in these actions, or the potential damages in the event liability is determined.

     On September 2, 2005 AIG sued Robert Plan Corporation, the agency, which services the Personal Lines Pool assigned risk business alleging the misappropriation of funds and other violations related to contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370 million in disgorged profits and $500 million of punitive damages. Subsequently, American Home Assurance Company was named as a plaintiff in this case. AIG believes this lawsuit is without merit and intends to defend it vigorously.

     On October 14, 2004, the Office of the Attorney General of the State of New York (NYAG) brought a lawsuit challenging certain insurance brokerage practices related to contingent commissions. Neither AIG nor any of its subsidiaries is a defendant in that action, although two employees of American Home Assurance Company (American Home) pleaded guilty in connection with the NYAG's investigation in October 2004 and two additional employees of American Home pleaded guilty in February 2005. AIG and the Company have cooperated, and will continue to cooperate, in the investigation. Regulators from several additional states have commenced investigations into the same matters, and the Company expects there will be additional investigations as well.

     In February 2005, AIG received subpoenas from the NYAG and the SEC relating to investigations into the use of non-traditional insurance products and certain assumed reinsurance transactions and AIG's accounting for such transactions. The United States

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Department of Justice and various state regulators are also investigating related issues. AIG and the Company have cooperated, and will continue to cooperate, in producing documents and other information in response to the subpoenas.

     A number of lawsuits have been filed regarding the subject matter of the investigations of insurance brokerage practices, including derivative actions, individual actions and class actions under the federal securities laws, Racketeer Influenced and Corrupt Organizations Act (RICO), Employee Retirement Income Security Act (ERISA) and state common and corporate laws in both federal and state courts.

     Between October 19, 2004 and August 1, 2005, AIG or its subsidiaries, including the Company, were named as a defendant in thirteen complaints that were filed in federal court and two that were originally filed in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust laws, as well as federal RICO laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases are in the process of being transferred to the District of New Jersey. On August 1, 2005, the plaintiffs in the multidistrict litigation filed a First Consolidated Amended Commercial Class Action Complaint which names AIG, the Company, and the following additional AIG subsidiaries as defendants: AIU Insurance Company, American Home, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 1, 2005, AIG, American Home and AIG Life Insurance Company were named as defendants in a First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. In addition, two complaints were filed against AIG, and AIG and Lexington Insurance Company, respectively, in Massachusetts state court, and one complaint was filed against AIG in Florida state court, making claims similar to those in the federal cases above.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with industry-wide and other inquiries. It is possible that additional civil or regulatory proceedings will be filed.

     Various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance written between 1985 and 1996.

     On May 18, 2005, the Office of Insurance Regulation (the OIR) of the State of Florida issued an Order (the Order) notifying 43 insurers within the AIG holding company system, including the Company, which are either authorized insurers or eligible surplus lines insurers in the State of Florida (the AIG Insurers) of an investigation to be made of the AIG Insurers. The Order requires the AIG Insurers to provide certain information about, and take certain steps with respect to, the "improper or inappropriate transactions" referenced in the March 30, 2005 and May 1, 2005 AIG press releases referenced in and attached to the Order. The Order cites several provisions of the Florida laws, including Section 624.404(3)(a) of the Florida Statutes which prohibits the continuance of authority to transact insurance in the State of Florida to any insurer the management, officers, or directors of which are found to be, among other things, untrustworthy. The Order was amended on June 10, 2005 to state that a number of the AIG Insurers, based on representations they made to the OIR, have complied with the Order. The amended Order also granted the remaining AIG Insurers an extension of 90 days, until September 6, 2005, to complete their response to certain aspects of the Order and provide the OIR with certain other requested information. On September 6, 2005, the OIR agreed that the Order would be again amended to grant the remaining AIG Insurers a further extension of 90 days, until December 5, 2005, in which to complete their response. The OIR indicated that this further extension is warranted in light of the continuing cooperation of the AIG Insurers with the OIR's investigation. A draft amended Order memorializing the extension is presently pending execution.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial condition or results of operation.

     The Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at this time. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial condition, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

     Other Matters:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for incurred but not reported losses (IBNR) and loss adjustment expenses based on management's judgment after reviewing all the available loss, exposure, and other information.

     The Company's asbestos related losses and loss adjustment expenses (case &
     IBNR) are as follows:

     (in thousands)
     ----------------------------------------------------------------------------------------
     Asbestos Losses-                                                                 2004
     ----------------------------------------------------------------------------------------
     Gross of reinsurance:
     Beginning reserve                                                           $    306,613
     Incurred loss and loss adjustment expenses                                       601,962
     Calendar year payments for losses and loss adjustment expenses                   81,857
                                                                                 ------------
     Ending reserves                                                             $    826,718
                                                                                 ============
     Net of reinsurance:
     Beginning reserve                                                           $    108,999
     Incurred loss and loss adjustment expenses                                       291,003
     Calendar year payments for losses and loss adjustment expenses                    32,393
                                                                                 ------------
     Ending reserves                                                             $    367,609
                                                                                 ============

     The Company's environmental related losses and loss adjustment expenses (case & IBNR) are as follows:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     (in thousands)
     -------------------------------------------------------------------------------------
     Environmental Losses -                                                        2004
     -------------------------------------------------------------------------------------
     Gross of reinsurance:
     Beginning reserve                                                        $    204,822
     Incurred loss and loss adjustment expenses                                    117,251
     Calendar year payments for losses and loss adjustment expenses                 43,919
                                                                              ------------
     Ending reserves                                                          $    278,154
                                                                              ============
     Net of reinsurance:
     Beginning reserve                                                        $     85,324
     Incurred loss and loss adjustment expenses                                     87,348
     Calendar year payments for losses and loss adjustment expenses                 22,757
                                                                              ------------
     Ending reserves                                                          $    149,915
                                                                              ============

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2004 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers supplying the annuity , on certain structured settlements, are unable to meet their obligations, the Company would be liable for the payments of benefits. The Company has never incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved the likelihood of a loss is remote.

         Loss Reserves Eliminated By Annuities     Unrecorded Loss Contingencies

                  $702,110,000                              $685,500,000

     The Company has entered into a credit agreement with its ultimate Parent, whereby the Company may loan, subject to contractually agreed interest rates, up to a maximum of $500 million.

     As part of its private equity portfolio investment, as of December 31, 2004 the Company may be called upon for an additional capital investment of up to $172.0 million. The Company expects only a small portion will be called during 2005.

     The Company has committed to provide 50.0 million sterling pounds ($95.8 million) in capital to a Lloyds Syndicate. The Company believes that the likelihood of a payment during 2005 is remote.

11.  Liability for Unpaid and Loss Adjustment Expenses

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Activity in the liability for unpaid claims and claim adjustment expenses is summarized as follows:

     (in thousands)                                                     2004
     ---------------------------------------------------------------------------
     Reserve for unpaid loss and LAE at the beginning
      of the year                                                 $  14,466,713
       Less reinsurance recoverables                                  7,779,979
                                                                  -------------
                                                                      6,686,734
     Incurred losses and LAE related to:
       Current year                                                   4,808,892
       Prior year                                                     1,798,026
                                                                  -------------
     Total Incurred losses and LAE                                    6,606,918
                                                                  -------------
     Paid losses and LAE related to:
       Current year                                                     930,546
       Prior year                                                     3,899,255
                                                                  -------------
     Total paid losses and LAE                                        4,829,801
                                                                  -------------
     Reserves for unpaid losses and LAE at end of year                9,811,368
       Plus unpaid losses and LAE recoverable                         6,341,990
                                                                  -------------
                                                                  $  16,153,358
                                                                  =============

     "Due to SSAP No. 3 "Correction of an Error", the incurred figures do not agree with the company financial statement (underwriting and investment exhibit). The figures are presented in accordance with the Company's Schedule P treatment."

     Estimated ultimate incurred losses and loss adjustment expenses attributable to insured events of prior years increased by $3,127,717,000 in calendar years 2004. This increase was generally the result of actual loss emergence in 2004 as well as ongoing analysis of recent loss development trends.

     Unpaid losses and loss adjustment expenses have been reduced by anticipated salvage and subrogation in the amount of approximately $170,076,000 at December 31, 2004

12.  Subsequent Events (Unaudited)

     In late August 2005 a category 4 hurricane, Katrina hit the central gulf coast area and New Orleans, Louisiana. The Company has estimated its potential pre-tax loss exposure for Hurricane Katrina, including cost of reinstatements to be $63.7 million.

     On October 15, 2005, the Company entered into a Capital Maintenance Agreement (CMA) with its ultimate Parent, AIG. The CMA requires a capital contribution to the Company in the event its 2004 surplus drops below its currently filed level, or its RBC ratio drops below 200% of Authorized Control Level for 2004, each as determined by the Company domiciliary regulator. The CMA expires 12 months after issuance.

                           PART C -- OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements

The following financial statements are incorporated by reference or included herein, as indicated below, to this Registration Statement:

Audited consolidated financial statements of American International Life Assurance Company of New York at December 31, 2004 and 2003 (restated), and for the three years ended December 31, 2004 and the audited financial statements of Variable Annuity Account A at December 31, 2004 and for the two years ended December 31, 2004 are incorporated by reference to Form N-4, Post-Effective Amendment No. 4 under the Securities Act of 1933 and Amendment 61 under the Investment Company Act of 1940, File Nos. 333-63730 and 811-04865, filed May 2, 2005, Accession No. 0001193125-05-092354.

The statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. as of December 31, 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended are included herein.

(b) Exhibits

1.   Certificate of Resolution for American International Life Assurance                *
     Company of New York dated June 5, 1986, authorizing the issuance and sale of variable and fixed annuity contracts.

2.   Custody Agreements                                                                 (Not Applicable)

3.    (a)    Principal Underwriter's Agreement between American International           *
             Life Assurance Company of New York and American International
             Fund Distributors, dated August 1, 1988

      (b)    Broker/Dealer Agreement between American International Life                *
             Assurance Company of New York and American International Fund
             Distributors, dated August 1, 1988

      (c)    Selling Agreement between American International Life Assurance            *
             Company of New York, AIG Life Insurance Company and AIG Equity
             Sales Corporation, dated October 1998

      (d)    Distribution Agreement between American International Life                 *
             Assurance Company of New York, AIG Life Insurance Company and
             Alliance Fund Distributors, dated June 11, 1991

      (e)    Form of Buy Sell Agreement between American International Life             +++++
             Assurance Company of New York and Alliance Global Investor
             Services, Inc. dated February, 2002

4.    (a)    Form of Individual Variable Annuity Single Purchase Payment                *
             Policy (45649 - 4/87)

      (b)    Form of Individual Variable Annuity Policy (21VAN0896NY)                   *

      (c)    Form of Group Variable Annuity Policy (21GVAN897NY)                        *

      (d)    Form of Variable Annuity Certificate of Coverage (26GVAN897NY)             *

      (e)    Form of Group Immediate Variable Annuity Contract (21GVIA1000)             ++

      (f)    Form of Individual Variable Annuity Policy (26GVIA1000) and                ++
             Certificate Schedule

      (g)    Form of Group Variable Annuity Group Contract (21GVAN999)                  +++

      (h)    Form of Variable Annuity Certificate of Coverage (26GVAN999NY)             +++

      (i)    Form of Immediate Variable Annuity Certificate of Coverage and             ****
             Contract (26GVIA1000)

      (j)    Form of Variable Annuity Certificate of Coverage and Contract
             (26GNSVAN800)                                                              ++++

5.    (a)    Form of Single Premium Variable Annuity application (52971 11/96)          *

      (b)    Form of Group Variable Annuity application (24GVAN897)                     *

6.    (a)    By-Laws of American International Life Assurance Company of New            *
             York as amended on 3/25/75

      (b)    Certificate of Incorporation of American International Life                *
             Assurance Company of New York, dated March 5, 1962;

      (c)    Certificate of Amendment of the Certificate of Incorporation of            *
             American International Life Assurance Company of New York, dated
             February 4, 1972;

      (d)    Certificate of Amendment of the Certificate of Incorporation of            *
             American International Life Assurance Company of New York, dated
             January 18, 1985;

      (e)    Certificate of Amendment of the Certificate of Incorporation of            *
             American International Life Assurance Company of New York, dated
             June 1, 1987

      (f)    Certificate of Amendment of the Certificate of Incorporation of            *
             American International Life Assurance Company of New York, dated
             March 22, 1989

      (g)    Certificate of Amendment of the Certificate of Incorporation of            *
             American International Life Assurance Company of New York, dated
             June 27, 1991

7.   Reinsurance Contract                                                               (Not Applicable)

8.   Delaware Valley Financial Services, LLC. Administrative Agreement,                 *
     appointing Delaware Valley Financial Services, LLC by AIG Life
     Insurance Company and American International Life Assurance Company of
     New York, dated October 1, 1986

9.    (a)    Opinion of Counsel and Consent of Depositor                                #

      (b)    Opinion of Counsel and Consent of Saul Ewing, Counsel to National          ###
             Union Fire Insurance Company of Pittsburgh, Pa

      (c)    Opinion of Counsel and Consent of Sullivan & Cromwell LLP,                 ###
             Counsel to National Union Fire Insurance Company of Pittsburgh, Pa

10.  Consent of Independent Registered Public Accounting Firm.                          (Filed Herewith)

11.  Financial Statements Omitted from Item 23                                          (Not Applicable)

12.  Initial Capitalization Agreement                                                   (Not Applicable)

13.  Other
      (a)    Diagram and listing of all persons directly or indirectly                  ++++++
             controlled by or under common owner control with American
             International Life Assurance Company of New York, the Depositor
             of Registrant

      (b)    Power of Attorney

      (c)    Support Agreement of American International Group, Inc.                    ##

      (d)    General Guarantee Agreement by National Union Fire Insurance               ##
             Company of Pittsburgh, Pa.


----------

* Incorporated by reference to Post-Effective Amendment No. 10 and Amendment No. 25 to File Nos. 033-39170 and 811-4865, filed on
        October 27, 1998, Accession No. 0000803401-98-000035.
** Incorporated by reference to Post- Effective Amendment No. 2 on Form S-6, File Nos. 033-90686, filed on May 2, 1997, Accession No. 0000805749-97-000015.
*** Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 37, File Nos. 333-63412 and 811-4865, filed on December 28, 2001, Accession No. 0001005477-01-502410.
# Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 33 to file Nos. 333-63730 and 811-4865, filed on September 4, 2001 Accession No. 0001005477-01-500998.
+ Incorporated by reference to Pre-Effective Amendment No. 2 and Amendment No. 35 to File Nos. 333-63730 and 811-4865, filed on October 29, 2001,
        Accession No. 0001005477-01-501649.
++ Incorporated by reference to Initial Form N-4, File Nos. 033-63412 and 811-4865, filed on June 20, 2001, Accession No. 0001005477-01-003763.
+++ Incorporated by reference to Initial Form N-4, File Nos. 333-63730 and 811-4865, filed on June 25, 2001, Accession No. 0001005477-01-003795.
++++ Incorporated by reference to File Nos. 333-67866 and 811-4865, filed on August 17, 2001, Accession No. 0001005477- 01-500759.
+++++ Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 37 to File Nos. 333-63412 and 811-4865, filed on
        December 28, 2001, Accession No. 0001005477-01-502410.
++++++ Incorporated by reference to Form 10-K, Exhibit 21 filed by American International Group, parent of Registrant for the year ended December 31, 2004, SEC file number 001-08787, Accession number 0000950123-05-006884, filed on May 31, 2005.
## Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 6, File Nos. 333-48457 and 811-04865-01,filed on
        August 12, 2005, Accession No. 0001193125- 05-166636.
### Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 68, File Nos. 333-103098 and 811-04865, filed
        October 21, 2005, Accession No. 0001193125-05-205240.

Item 25. Directors and Officers of the Depositor

(a) The principal officers and directors of American International Life Assurance Company of New York, Depositor, are listed below. Their principal business address is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAME                           POSITION
----                           --------
Rodney O. Martin, Jr           Director and Chairman of the Board of Directors

M. Bernard. Aidinoff (9)       Director

David J. Dietz (4)             Director, President and Chief Executive Officer

Marion E. Fajen (5)            Director

Patrick J. Foley (6)           Director

Cecil C. Gamwell III (7)       Director

Jack R. Harnes (1)             Director

David L. Herzog (1)            Director

John I. Howell (8)             Director

Ernest T. Patrikis (1)         Director

Gary D. Reddick                Director, Executive Vice President and Chief
                               Administrative Officer

Christopher J. Swift           Director, Executive Vice President and Chief
                               Financial Officer

James W. Weakley               Director

Robert M. Beuerlein            Senior Vice President

Robert M. Goldbloom (2)        Senior Vice President

Robert F. Herbert, Jr          Senior Vice President, Treasurer and Controller

Kyle L. Jennings               Senior Vice President

Arshad H. Qureshi (3)          Senior Vice President

Elizabeth M. Tuck (1)          Secretary
----------
(1)  Business Address is 70 Pine Street, New York, New York 10270.
(2)  Business Address is 80 Pine Street, New York, New York 10005.
(3) Business Address is One Alico Plaza, 600 King Street, Wilmington, Delaware 19901.
(4)  Business Address is 390 Park Avenue, New York, New York 10022.
(5)  Business Address is 5608 North Waterbury Road, Des Moines, Iowa 50312.
(6)  Business Address is 88 Pine Street, New York, New York 10055.
(7)  Business Address is 419 West Beach Road, Charleston, Rhode Island 02813.
(8)  Business Address is 263 Glenville Road, Greenwich, Connecticut 06831.
(9)  Business Address is 125 Broad Street, New York, New York 10004.

Item 26. Persons Controlled By or Under Common Control with Depositor or Registrant

The Registrant is a separate account of American International Life Assurance Company of New York (Depositor). Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). American International Life Assurance Company of New York, a New York corporation, is owned 77.52% by American International Group, Inc. The remaining 22.48% is owned by American Home Assurance Company, New York corporation. An organizational chart for AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, Accession Number 0000950123-05-006884, filed May 31, 2005.

Item 27. Number of Contract Owners

As of September 1, 2005, the number of AllianceBernstein Ovation Plus contracts funded by Variable Account A was 189, of which 76 were qualified contracts and 113 were non-qualified contracts.

Item 28. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

American International Life Assurance Company of New York

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Item 29. Principal Underwriter

(a) AIG Equity Sales Corp., the principal underwriter for Variable Account A, also acts as the principal underwriter for other separate accounts of the Depositor, and for the separate accounts of AIG Life Insurance Company, an affiliated company.

(b) The following information is provided for each director and officer of the principal underwriter:

NAME AND PRINCIPAL BUSINESS
ADDRESS*                            POSITIONS AND OFFICES WITH UNDERWRITER
---------------------------         --------------------------------------
Walter R. Josiah                    Director and President

Kevin Clowe                         Director and Vice President

Ronald A. Latz                      Director and Vice President

Peter C. Adamczyk                   Director

Ernest T. Patrikis                  Director

Helen Stefanis                      Director

Brian G. Dooley                     Financial Operations Principal

Elizabeth M. Tuck                   Secretary

--------
*    Business address is 70 Pine Street, New York, New York 10270.

(c)

                             NET
NAME OF                 UNDERWRITING   COMPENSATION
PRINCIPAL               DISCOUNTS AND       ON        COMMISSIONS
UNDERWRITER              COMMISSION     REDEMPTION     BROKERAGE    COMPENSATION
-----------             -------------  ------------   -----------   ------------
AIG Equity Sales Corp.  $           0  $          0   $         0   $          0

Item 30. Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 2929 Allen Parkway, Houston, Texas 77019 or its recordkeeper, Delaware Valley Financial Services, P.O. Box 3031, Berwyn, PA 19312-0031, which provides certain servicing for the Depositor.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

General Representations

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Undertakings of the Registrant

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to contract owners promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements of National Union in the Registration Statement are current and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners, an offer to supply the Statement of Additional Information which shall contain current financial statements of National Union, free of charge upon a contract owner's request.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant Variable Account A of American International Life Assurance Company of New York certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas, on this 24th day of October, 2005.

                                        VARIABLE ACCOUNT A
                                        of AMERICAN INTERNATIONAL LIFE
                                        ASSURANCE COMPANY OF NEW YORK
                                        (Registrant)

                                        By: AMERICAN INTERNATIONAL LIFE
                                            ASSURANCE COMPANY OF NEW YORK
                                            (on Behalf of the Registrant
                                            and itself)

                                        BY: /s/ ROBERT F. HERBERT, JR.
                                            -----------------------------
                                            ROBERT F. HERBERT, JR.
                                            SENIOR VICE PRESIDENT, TREASURER AND
                                            COMPTROLLER

[SEAL]

ATTEST: /s/ LAUREN W. JONES
        ----------------------------
        LAUREN W. JONES
        ASSISTANT SECRETARY

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.

           Signature                        Title                     Date
          ---------                        -----                     ----
/S/ RODNEY O. MARTIN, JR           Director and Chairman        October 24, 2005
-----------------------------
RODNEY O. MARTIN, JR.

/S/ DAVID J. DIETZ             Director, President and Chief    October 24, 2005
-----------------------------        Executive Officer
DAVID J. DIETZ

/S/ CHRISTOPHER J. SWIFT       Director and Chief Financial     October 24, 2005
-----------------------------             Officer
CHRISTOPHER J. SWIFT

                                         Director
-----------------------------
M. BERNARD AIDINOFF

/S/ MARION E. FAJEN                      Director               October 24, 2005
-----------------------------
MARION E. FAJEN

/S/ PATRICK J. FOLEY                     Director               October 24, 2005
-----------------------------
PATRICK J. FOLEY

/S/ CECIL C. GAMWELL III                 Director               October 24, 2005
-----------------------------
CECIL C. GAMWELL III

/S/ JACK R. HARNES                       Director               October 24, 2005
-----------------------------
JACK R. HARNES

/S/ DAVID L. HERZOG                      Director               October 24, 2005
-----------------------------
DAVID L. HERZOG

/S/ JOHN I. HOWELL                       Director               October 24, 2005
-----------------------------
JOHN I. HOWELL

/S/ ERNEST T. PATRIKIS                   Director               October 24, 2005
-----------------------------
ERNEST T. PATRIKIS

/S/ GARY D. REDDICK                      Director               October 24, 2005
-----------------------------
GARY D. REDDICK

/S/ JAMES W. WEAKLEY                     Director               October 24, 2005
-----------------------------
JAMES W. WEAKLEY

National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, in the City of New York, and the State of New York, on this 24th day of October, 2005.

[Seal]                                  By: NATIONAL UNION FIRE INSURANCE
                                            COMPANY OF PITTSBURGH, PA

Attest: /s/ Elizabeth M. Tuck           By: /s/ ROBERT S. SCHIMEK
        -------------------------           ------------------------------------
        Elizabeth M. Tuck                   ROBERT S. SCHIMEK,
        Secretary                           SENIOR VICE PRESIDENT AND TREASURER

/s/ M. BERNARD AIDINOFF                 Director               October 24, 2005
-----------------------------
M. BERNARD AIDINOFF

/s/ STEVEN JAY BENSINGER                Director               October 24, 2005
-----------------------------
STEVEN JAY BENSINGER

/s/ CHARLES H. DANGELO                  Director               October 24, 2005
-----------------------------
CHARLES H. DANGELO

/s/ JOHN W. KEOGH                   Director, President        October 24, 2005
-----------------------------      and Chief Executive
JOHN W. KEOGH                           Officer

/s/ DAVID LAWRENCE HERZOG              Director                October 24, 2005
-----------------------------
DAVID LAWRENCE HERZOG

/s/ ROBERT EDWARD LEWIS                Director                October 24, 2005
-----------------------------
ROBERT EDWARD LEWIS

/s/ KRISTIAN PHILIP MOOR               Director                October 24, 2005
-----------------------------
KRISTIAN PHILIP MOOR

/s/ WIN JAY NEUGER                     Director                October 24, 2005
-----------------------------
WIN JAY NEUGER

/s/ ERNEST THEODORE PATRIKIS           Director                October 24, 2005
-----------------------------
ERNEST THEODORE PATRIKIS

/s/ ROBERT MICHAEL SANDLER             Director                October 24, 2005
-----------------------------
ROBERT MICHAEL SANDLER

/s/ ROBERT S. SCHIMEK                  Director and            October 24, 2005
-----------------------------      Senior Vice President
ROBERT S. SCHIMEK

/s/ NICHOLAS SHAW TYLER                Director                October 24, 2005
-----------------------------
NICHOLAS SHAW TYLER

/s/ NICHOLAS CHARLES WALSH             Director                October 24, 2005
-----------------------------
NICHOLAS CHARLES WALSH

                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
-----------  -----------
(10)         Consent of Independent Registered Public Accounting Firm